united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 5/31

Date of reporting period: 5/31/15

Item 1. Reports to Stockholders.

Braver Tactical Opportunity Fund

Annual Report

May 31, 2015

1-855-294-7539

www.bravercapital.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Braver Shareholder,	July 15, 2015

Thank you for your interest and investment in the Braver Tactical Opportunity Fund. We appreciate your business and the trust that you have placed in us. We will work diligently in our efforts to seek delivery of the Fund’s objectives.

The Braver Tactical Opportunity Fund (BRAVX) is a multi-model portfolio that invests in ETFs that track equity asset classes, sectors, and fixed income. The goal is to provide a consistent return stream while limiting drawdowns by following a strict quantitative investment process. For the fiscal period ending May 31, 2015 the portfolio was down -0.90% while the BarclayHedge Equity Long/Short Index was up 6.09%. Our supplemental Index, the S&P 500, was up 11.81%. It is important to note that BRAVX is a tactical long only strategy, and does not use shorting in any form. Wide dispersion of returns across individual companies and market segments provided the active hedge fund benchmark the ability to capitalize on short positions. Occasionally this difference in investment style can lead to dispersion to the benchmark portfolio. The Fund does not short stocks but only tactically moves to the relative safety of money markets to protect principal and this is a key difference from the benchmark. In addition, the supplemental S&P 500 Index benchmark stays fully invested in equity securities and does not seek to mitigate risk by tactically allocating to money market the way the Fund can in times of higher risk. This difference is also important to note as it too can cause performance dispersion.

As indicated by the 11.81% return of the fully invested S&P 500 benchmark index, the broader domestic equity markets continued to perform well over the past year ending May 31, 2015. This broad strength sparked the Fund to be engaged in the market more than its historical average. On average, the strategy was approximately 70% invested in the capital markets, while the historical average is closer to 50%. Although the long term trend was strong over the past year and the Fund invested more than average, numerous bouts of short term volatility posed significant challenges to the Fund’s performance. Many asset classes experienced gyrations and swift short term negative price trends that forced a number of the models into cash at inopportune times, only to see the broader market reverse higher, shortly thereafter. A primary focus for the Fund is risk control and strict risk controls are built into each quantitative model accordingly. These risk controls, although helpful in periods of weakness and important to mitigating drawdowns, can reduce upside capture rates in certain market conditions. Markets that experience short and relatively shallow declines followed by very rapid ‘V’ shaped recoveries are not ideal for the philosophy of the Fund. The models, under these scenarios, seek to move to the relative safety of money markets but cannot re-invest fast enough to capture a dramatic one or two day recovery. This ‘whipsaw’ effect hurt the portfolios performance numerous times throughout the year and this was the biggest detractor to the Fund’s performance relative to the benchmark indexes.

During Q4 2014, a new model was introduced to the Fund in an effort to broaden the investment universe and improve the upside capture ratio. We believe that by expanding the investment universe to include more equity sectors, we improve the Fund’s opportunity to key in on areas of the market that are demonstrating positive upward momentum in an effort to increase upside capture. This addition represents the natural evolution of the strategy and our research team continues to work daily on delivering improvements to the portfolio that are consistent with the long term objectives of the Fund.

Despite a number of geopolitical concerns and turmoil in a number of sectors (Treasuries, Energy, etc.), the broader market continues to exhibit very little sustained volatility. Although there have been a number of selloffs, they have been very short term in nature and the rebound to new highs have been viciously quick. Such an environment poses a challenge for our quantitative models as it is difficult to isolate a persistent and sustainable trend given the severity of some of the moves. BRAVX seeks to be a risk controlled strategy designed to protect capital while providing meaningful participation in broad based upward trending markets. We recognize that in some market environments the risk control features may constrain performance relative to more fully invested strategies or more aggressive strategies. However, over the long term, our belief remains firmly rooted in risk control and seeking consistent compounding of positive returns. We remain optimistic that the Fund’s philosophy remains prudent in a volatile global economy for investors seeking to participate in the capital markets while seeking reduced volatility.

Sincerely,

BRAVER CAPITAL MANAGEMENT

Andrew Griesinger
Chief Quantitative Officer

David J. D’Amico, CFA

President & Chief Market Strategist

The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index, and unmanaged index returns do not reflect any fees, expenses or sales charges.

The Barclay Equity Long/Short Index is an index compiled using the actual returns from hedge funds that focus on equity-oriented investing on both the long and short sides of the market. Only funds that provide net returns are included in the index calculation.

NLD Review Code 6262-NLD-7/16/2015

BRAVER TACTICAL OPPORTUNITY FUND

PORTFOLIO REVIEW (Unaudited)

May 31, 2015

The Fund’s performance figures* for the periods ended May 31, 2015, as compared to its benchmarks:

		Annualized
	One Year	Since Inception
Braver Tactical Opportunity Fund - Class N	-0.90%	4.12%	(1)
S&P 500 Total Return Index (2)	11.81%	18.96%	(1)
BarclayHedge Equity Long/Short Index (3)	6.09%	8.92%	(4)

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The total operating expenses as stated in the fee table to the Fund’s prospectus dated September 29, 2014 are 2.10% for the Class N shares. For performance information current to the most recent month-end, please call 1-855-294-7539.

(1)	Inception date is July 20, 2012.

(2)	The S&P 500 Total Return Index is an unmanaged market capitalization weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

(3)	The Barclay Hedge Equity Long/Short Index is an unmanaged index who’s strategy involves equity oriented investing on both the long and short sides of the market. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

(4)	Inception performance for the BarclayHedge Equity Long/Short Index is as of July 31, 2012.

Holdings By Asset Type	% of Net Assets
Exchange Traded Funds	69.7%
Short-Term Investments	46.3%
Liabilities in Excess of Other Assets	(16.0)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

BRAVER TACTICAL OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS

May 31, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 69.7%
	EQUITY FUNDS - 69.7%
38,510	Consumer Discretionary Select Sector SPDR Fund	$2,938,313
56,490	Consumer Staples Select Sector SPDR Fund	2,756,147
169,790	Financial Select Sector SPDR Fund	4,176,834
36,030	Powershares QQQ Trust Series 1	3,965,102
20,264	SPDR S&P 500 ETF Trust	4,278,338
	TOTAL EXCHANGE TRADED FUNDS (Cost - $18,101,960)	18,114,734

	SHORT-TERM INVESTMENTS - 46.3%
	MONEY MARKET FUND - 46.3%
12,041,069	Fidelity Government Institutional Money Market Fund, 0.10%*	12,041,069
	TOTAL SHORT-TERM INVESTMENTS (Cost - $12,041,069)

	TOTAL INVESTMENTS - 116.0% (Cost - $30,143,029) (a)	$30,155,803
	LIABILITIES IN EXCESS OF OTHER ASSETS - (16.0)%	(4,166,625)
	NET ASSETS - 100.0%	$25,989,178

ETF - Exchange Traded Fund

SPDR - Standard & Poor’s Depositary Receipts

*	Interest rate reflects seven-day effective yield on May 31, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $30,271,543 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$50,613
Unrealized depreciation	(166,353)
Net unrealized depreciation	$(115,740)

See accompanying notes to financial statements.

BRAVER TACTICAL OPPORTUNITY FUND

STATEMENT OF ASSETS & LIABILITIES

May 31, 2015

ASSETS
Investment securities:
At cost	$30,143,029
At value	$30,155,803
Dividends and interest receivable	441
Prepaid expenses and other assets	26,297
TOTAL ASSETS	30,182,541

LIABILITIES
Payable for investments purchased	3,997,489
Payable for fund shares repurchased	155,357
Investment advisory fees payable	8,011
Distribution (12b-1) fees payable	5,848
Other accrued expenses and other liabilities	26,658
TOTAL LIABILITIES	4,193,363
NET ASSETS	$25,989,178

NET ASSETS CONSIST OF:
Paid in capital	$25,520,470
Accumulated net realized gain from security transactions	455,934
Net unrealized appreciation of investments	12,774
NET ASSETS	$25,989,178

NET ASSET VALUE PER SHARE:
Class N Shares:
Net Assets	$25,989,178
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,381,569
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.91

See accompanying notes to financial statements.

BRAVER TACTICAL OPPORTUNITY FUND

STATEMENT OF OPERATIONS

For the Year Ended May 31, 2015

INVESTMENT INCOME
Dividends	$324,618
Interest	5,735
TOTAL INVESTMENT INCOME	330,353

EXPENSES
Investment advisory fees	263,599
Distribution (12b-1) fees	77,529
Professional fees	47,314
Administrative services fees	37,357
Transfer agent fees	27,879
Accounting services fees	26,064
Registration fees	24,917
Compliance fees	13,021
Trustees fees and expenses	10,384
Printing and postage expenses	8,998
Custodian fees	5,000
Insurance expense	2,585
Non 12b-1 shareholder servicing fees	13
Other expenses	2,010
TOTAL EXPENSES	546,670

Less: Fees waived by the Advisor	(81,374)

NET EXPENSES	465,296

NET INVESTMENT LOSS	(134,943)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions	822,708
Net change in unrealized appreciation/(depreciation) of investments	(918,555)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(95,847)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(230,790)

See accompanying notes to financial statements.

BRAVER TACTICAL OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	May 31, 2015	May 31, 2014
FROM OPERATIONS:
Net investment loss	$(134,943)	$(74,616)
Net realized gain from security transactions	822,708	219,027
Net change in unrealized appreciation (depreciation) of investments	(918,555)	395,950
Net increase (decrease) in net assets resulting from operations	(230,790)	540,361

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains	(224,762)	(494,529)
Net decrease in net assets resulting from distributions to shareholders	(224,762)	(494,529)

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold	22,343,035	15,373,448
Reinvestment of distributions	199,163	415,143
Payments for shares redeemed	(24,449,324)	(5,721,195)
Net increase (decrease) in net assets resulting from shares of beneficial interest	(1,907,126)	10,067,396

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,362,678)	10,113,228

NET ASSETS
Beginning of Year	28,351,856	18,238,628
End of Year*	$25,989,178	$28,351,856
* Includes accumulated net investment income of:	$—	$—

SHARE ACTIVITY
Shares Sold	2,033,328	1,391,296
Shares Reinvested	18,056	37,638
Shares Redeemed	(2,228,121)	(518,196)
Net increase (decrease) in shares of beneficial interest outstanding	(176,737)	910,738

See accompanying notes to financial statements.

BRAVER TACTICAL OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
Class N Shares	May 31, 2015	May 31, 2014	May 31, 2013 (1)

Net asset value, beginning of period	$11.08	$11.07	$10.00

Income from investment operations:
Net investment loss (2)	(0.05)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.05)	0.28	1.10
Total from investment operations	(0.10)	0.24	1.08

Less distributions from:
Net investment income	—	—	(0.01)
Net realized gains	(0.07)	(0.23)	(0.00	) (3)
Total distributions	(0.07)	(0.23)	(0.01)

Net asset value, end of period	$10.91	$11.08	$11.07

Total return (4)	(0.90)%	2.15%	10.88	% (5)

Net assets, at end of period (000s)	$25,989	$28,352	$18,239

Ratio of gross expenses to average net assets (6,8)	1.76%	1.92%	3.36	% (7)
Ratio of net expenses to average net assets (8)	1.50%	1.50%	1.50	% (7)
Ratio of net investment loss to average net assets (9)	(0.44)%	(0.32)%	(0.23	)% (7)
Portfolio Turnover Rate	980%	1000%	548	% (5)

(1)	The Braver Tactical Opportunity Fund commenced operations on July 20, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of all dividends and distributions, if any.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	Does not include the expenses of other investment companies in which the Fund invests.

(9)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

BRAVER TACTICAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2015

1.	ORGANIZATION

The Braver Tactical Opportunity Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 26, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently offers one class of shares: Class N shares which are offered at net asset value. The Fund’s investment objective is to seek long-term capital appreciation with an emphasis on capital preservation and risk control. The Fund commenced operations on July 20, 2012.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees (“Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and

BRAVER TACTICAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2015

circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies. Open-end funds are valued at their respective net asset values as reported by such investment companies. Open-end funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Board of Directors of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

BRAVER TACTICAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2015

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2015 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$18,114,734	$—	$—	$18,114,734
Money Market Fund	12,041,069	—	—	12,041,069
Total	$30,155,803	$—	$—	$30,155,803

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for industry classification.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund. Temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Tax – The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2013 and 2014) or expected to be taken by the Fund in its 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

BRAVER TACTICAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2015

Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended May 31, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $217,502,403 and $211,713,065, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Braver Wealth Management, LLC dba Braver Capital Management serves as the Fund’s investment advisor (the “Advisor”).

Pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets. For the year ended May 31, 2015, the Fund incurred $263,599 of advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until December 31, 2016, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, taxes, borrowing costs, brokerage fees and commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest or extraordinary expenses such as litigation) do not exceed 1.50% per annum of the Fund’s average daily net assets for Class N shares.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than 1.50% of average daily net assets attributable to Class N shares, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 1.50% of average daily net assets of the Class N shares. If Fund operating expenses attributable to Class N shares subsequently exceed 1.50%, per annum of the average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended May 31, 2015, the advisor waived fees in the amount of $81,374. As of May 31, 2015, the total amount of expense reimbursements subject to recapture is $305,809, of which $126,346 is subject to recapture by May 31, 2016, $98,089 is subject to recapture by May 31, 2017 and $81,374 is subject to recapture by May 31, 2018.

Distributor – The Board has adopted the Trust’s Master Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated at an annual rate of 0.25% of the average daily net assets for Class N shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the year ended May 31, 2015, the Fund incurred distribution fees of $77,529 for Class N Shares.

BRAVER TACTICAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2015

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended May 31, 2015, there were no underwriting commissions paid for sales of Class N shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	May 31, 2015	May 31, 2014
Ordinary Income	$946	$494,529
Long-term Capital Gain	223,816	—
	$224,762	$494,529

As of May 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$94,772	$489,676	$—	$—	$—	$(115,740)	$468,708

The difference between book basis and tax basis unrealized appreciation (depreciation) and accumulated net realized gains on investments is primarily attributed to the tax deferral of losses on wash sales.

Permanent book an tax differences, primarily attributable to the tax treatment of net operating losses and short-term capital gains, resulted in reclassification for the year ended May 31, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$134,943	$(134,943)

BRAVER TACTICAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2015

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of May 31, 2015, NFS LLC held, for the benefit of others, approximately 75.40% of the voting securities of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned on record by NFS, LLC are also owned beneficially by any party who would be presumed to control the Fund.

7.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the Fidelity Government Institutional Money Market Fund. The Fidelity Government Institutional Money Market Fund is registered under the 1940 Act as an open-end management investment company. The Fund may redeem its investment from the Fidelity Government Institutional Money Market Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Fidelity Government Institutional Money Market Fund. The financial statements of the Fidelity Government Institutional Money Market Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of May 31, 2015 the percentage of the Fund’s net assets invested in the Fidelity Government Institutional Money Market Fund was 46.3%.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Braver Tactical Opportunity Fund
and the Board of Trustees of Northern Lights Fund Trust II

We have audited the accompanying statement of assets and liabilities of the Braver Tactical Opportunity Fund (the “Fund”), a series of shares of beneficial interest in the Northern Lights Fund Trust II, including the portfolio of investments, as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and the period July 20, 2012 (commencement of operations) to May 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Braver Tactical Opportunity Fund as of May 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the two-year period then ended and for the period July 20, 2012 (commencement of operations) to May 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
July 28, 2015

BRAVER TACTICAL OPPORTUNITY FUND
SUPPLEMENTAL INFORMATION (Unaudited)
MAY 31, 2015

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on April 23-24, 2015, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the Braver Tactical Opportunity Fund (“Braver”) and Braver Wealth Management, LLC d/b/a Braver Capital Management (“Braver Wealth Management”), (the “Braver Advisory Agreement”).

Based on their evaluation of the information provided by Braver Wealth Management, in conjunction with Braver’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Braver Advisory Agreement with respect to Braver.

In advance of the Meeting, the Board requested and received materials to assist them in considering the Braver Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Braver Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Braver Advisory Agreement and comparative information relating to the advisory fee and other expenses of Braver. The materials also included due diligence materials relating to Braver Wealth Management (including due diligence questionnaires completed by Braver Wealth Management, select financial information of Braver Wealth Management, bibliographic information regarding Braver’s key management and investment advisory personnel, and comparative fee information relating to Braver) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Braver Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Braver Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Braver Advisory Agreement. In considering the renewal of the Braver Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. As to the nature, extent, and quality of the services provided by Braver Wealth Management to the Fund, the Trustees reviewed materials provided by Braver Wealth Management related to the Braver Advisory Agreement, including a description of the manner in which investment decisions will be made and executed and a review of the professional personnel that perform services for Braver, including the team of individuals that are primarily responsible for monitoring and executing the investment process. The Board then discussed the extent of Braver Wealth Management’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered Braver Wealth Management’s specific responsibilities in all aspects of the day-to-day management of Braver. Additionally, the Board received satisfactory responses from a representative of Braver Wealth Management with respect to a series of important questions, including whether Braver Wealth

BRAVER TACTICAL OPPORTUNITY FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
MAY 31, 2015

Management was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of Braver; and whether Braver Wealth Management has procedures in place to adequately allocate trades among its respective clients. The Board reviewed the descriptions provided by Braver Wealth Management of its practices for monitoring compliance with the Fund’s investment limitations, noting that Braver Wealth Management’s CCO will periodically review the portfolio manager’s performance of their duties with respect to Braver to ensure compliance under Braver Wealth Management’s compliance program. The Board then reviewed the capitalization of Braver Wealth Management based on financial information and other materials provided by Braver Wealth Management and discussed such materials with Braver Wealth Management. The Board concluded that Braver Wealth Management was sufficiently well-capitalized, or its control persons or principals had the ability to make additional contributions in order to meet its obligations to Braver. The Board also concluded that Braver Wealth Management had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Braver Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Braver Wealth Management were satisfactory. The Board concluded that, overall, they were satisfied with the nature, extent, and quality of the services provided to Braver under the Braver Advisory Agreement.

Performance. As to performance, the Board considered Braver Wealth Management’s past performance as well as other factors relating to Braver Wealth Management’s track record. The Trustees reviewed the performance of the Fund as compared to its peer group, Morningstar category and benchmark for the one year and since inception periods noting the Fund has underperformed its peer group, Morningstar category and benchmark for the one year period and outperformed its peer group for the since inception period while underperforming its Morningstar category and benchmark for the since inception period. After further discussion, the Board concluded that, generally, Braver’s past performance was satisfactory and Braver Wealth Management was expected to obtain an acceptable level of investment return to shareholders.

Fees and Expenses. As to the fees and expenses paid by Braver, the Board reviewed and discussed a comparison of the Fund’s management fee and overall expense ratio to a peer group constructed by Braver Wealth Management comprised of funds with similar investment objectives and strategies to the Fund and noted that the advisory fee is on the lower side of its peer group. The Board also considered any fall-out benefits likely to accrue to Braver Wealth Management or its affiliates from its relationship with Braver. The Board reviewed the contractual arrangements for the Fund, including a proposed operating expense limitation agreement pursuant to which Braver Wealth Management had agreed to waive or limit its management fee and/or reimburse expenses and to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.50%, of the Fund’s average net assets, for Class N shares, through December 31, 2016 and found such arrangements to be beneficial to shareholders. The Board concluded that, based on Braver Wealth Management’s experience and expertise, and the services to be provided by Braver Wealth Management to the Fund, the fees to be charged by Braver Wealth Management were reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Braver Wealth Management with respect to Braver based on break even and profitability reports and analyses reviewed by the Board and the selected financial information of Braver Wealth Management provided by Braver Wealth Management. The Trustees concluded that based on the services provided and the projected growth of the Fund, the fees were reasonable and that anticipated profits from Braver Wealth Management’s relationship with Braver were not excessive.

BRAVER TACTICAL OPPORTUNITY FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
MAY 31, 2015

Economies of Scale. As to the extent to which Braver will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed the current size of the Fund, Braver Wealth Management’s expectations for growth of the Fund and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Braver Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from Braver Wealth Management as the Trustees believed to be reasonably necessary to evaluate the terms of the Braver Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the Braver Advisory Agreement, (a) the terms of the Braver Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Braver Advisory Agreement is in the best interests of Braver and its shareholders. In considering the approval of the Braver Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that the approval of the Braver Advisory Agreement was in the best interest of Braver and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Braver Advisory Agreement.

BRAVER TACTICAL OPPORTUNITY FUND
EXPENSE EXAMPLES (Unaudited)
May 31, 2015

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2014 through May 31, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense	12/1/14	5/31/15	Period*	5/31/15	Period*
Ratio

Class N	1.50%	$1,000.00	$989.20	$7.44	$1,017.45	$7.54

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

BRAVER TACTICAL OPPORTUNITY FUND
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2015

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day to day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010).	31	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	31	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	31	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	31	Orizon Investment Counsel (financial services company) Board Member

BRAVER TACTICAL OPPORTUNITY FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (from 2008 to 2015), CEO (since 2015) and General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Blu Giant, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (from 2013 to 2015) of NorthStar Holdings, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary of NorthStar CTC Holdings, Inc. (since 2015); Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.	31	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Gemcom, LLC (2004 - 2012).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003 - 2011 and Senior Compliance Officer since 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Gemcom, LLC (the Fund’s Edgar and printing service provider).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-294-7539.

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    GemCom, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-294-7539 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-294-7539.

INVESTMENT ADVISOR
Braver Wealth Management, LLC
117 Kendrick Street, Suite 800
Needham, MA 02494

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2014 – $12,000
2015 – $12,500

(b)	Audit-Related Fees
2014 – None
2015 – None

(c)	Tax Fees

2014 – $2,000

2015 – $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2014 – None

2015 – None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2014 2015

Audit-Related Fees: 0.00% 0.00%

Tax Fees: 0.00% 0.00%

All Other Fees: 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 – $2,000

2015 – $2,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/6/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/6/15

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 8/6/15